Deal Summary Report         CSFB05-8G10BBG

				Assumptions			Collateral
Settlement	31-Aug-05	Prepay		100 PPC	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Sep-05	Default		0 CDR	$140,449,438.20	7.39	357	3	4.39
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
10PT1	125,000,000.00	7	09/05 - 05/35	3.69		0	0	Interp			729.17	0	1-Aug-05	FIX
10B1	15,449,438.20	7	09/05 - 05/35	10.12		0	0	Interp			90.12	0	1-Aug-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 3.698 3.982 4.025 4.091 4.258 4.470 4.136 4.352 4.431 4.527 4.695 4.943

CSFB05-8G10BBG - Dec - 10PT1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	99	90	80	71	61
25-Aug-07	98	79	61	46	32
25-Aug-08	97	69	46	28	14
25-Aug-09	96	60	34	16	4
25-Aug-10	94	52	24	7	0
25-Aug-11	93	45	18	3	0
25-Aug-12	92	40	13	*	0
25-Aug-13	90	35	9	0	0
25-Aug-14	88	30	7	0	0
25-Aug-15	86	27	5	0	0
25-Aug-16	84	23	4	0	0
25-Aug-17	82	21	3	0	0
25-Aug-18	80	18	3	0	0
25-Aug-19	77	16	2	0	0
25-Aug-20	75	14	2	0	0
25-Aug-21	72	12	1	0	0
25-Aug-22	69	10	1	0	0
25-Aug-23	65	9	1	0	0
25-Aug-24	62	7	1	0	0
25-Aug-25	58	6	*	0	0
25-Aug-26	53	5	*	0	0
25-Aug-27	49	4	*	0	0
25-Aug-28	44	3	*	0	0
25-Aug-29	39	3	*	0	0
25-Aug-30	33	2	*	0	0
25-Aug-31	27	2	*	0	0
25-Aug-32	21	1	*	0	0
25-Aug-33	14	1	*	0	0
25-Aug-34	6	*	*	0	0
25-Aug-35	0	0	0	0	0

WAL	19.95	7.35	3.69	2.22	1.61
Principal Window	Sep05-May35	Sep05-May35	Sep05-May35	Sep05-Oct12	Sep05-Mar10

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G10BBG - Dec - 10B1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	99	99	99	99	99
25-Aug-07	98	98	98	98	98
25-Aug-08	97	97	97	97	97
25-Aug-09	96	96	96	96	96
25-Aug-10	94	94	94	94	74
25-Aug-11	93	90	87	84	44
25-Aug-12	92	85	78	71	26
25-Aug-13	90	78	67	50	15
25-Aug-14	88	71	55	35	9
25-Aug-15	86	62	43	24	5
25-Aug-16	84	55	34	16	3
25-Aug-17	82	48	26	11	2
25-Aug-18	80	42	20	8	1
25-Aug-19	77	37	16	5	1
25-Aug-20	75	32	12	3	*
25-Aug-21	72	27	9	2	*
25-Aug-22	69	24	7	2	*
25-Aug-23	65	20	5	1	*
25-Aug-24	62	17	4	1	*
25-Aug-25	58	15	3	*	*
25-Aug-26	53	12	2	*	*
25-Aug-27	49	10	2	*	*
25-Aug-28	44	8	1	*	*
25-Aug-29	39	6	1	*	*
25-Aug-30	33	5	1	*	*
25-Aug-31	27	4	*	*	*
25-Aug-32	21	2	*	*	*
25-Aug-33	14	1	*	*	*
25-Aug-34	6	1	*	*	*
25-Aug-35	0	0	0	0	0

WAL	19.95	12.89	10.12	8.49	6.24
Principal Window	Sep05-May35	Sep05-May35	Sep05-May35	Sep05-May35	Sep05-May35

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G10BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	99	91	82	74	66
25-Aug-07	98	81	65	51	39
25-Aug-08	97	72	52	35	23
25-Aug-09	96	64	41	25	14
25-Aug-10	94	57	32	17	8
25-Aug-11	93	50	25	12	5
25-Aug-12	92	45	20	8	3
25-Aug-13	90	39	16	6	2
25-Aug-14	88	35	12	4	1
25-Aug-15	86	31	10	3	1
25-Aug-16	84	27	8	2	*
25-Aug-17	82	24	6	1	*
25-Aug-18	80	21	5	1	*
25-Aug-19	77	18	4	1	*
25-Aug-20	75	16	3	*	*
25-Aug-21	72	14	2	*	*
25-Aug-22	69	12	2	*	*
25-Aug-23	65	10	1	*	*
25-Aug-24	62	8	1	*	*
25-Aug-25	58	7	1	*	*
25-Aug-26	53	6	1	*	*
25-Aug-27	49	5	*	*	*
25-Aug-28	44	4	*	*	*
25-Aug-29	39	3	*	*	*
25-Aug-30	33	2	*	*	*
25-Aug-31	27	2	*	*	*
25-Aug-32	21	1	*	*	*
25-Aug-33	14	1	*	*	*
25-Aug-34	6	*	*	*	*
25-Aug-35	0	0	0	0	0

WAL	19.95	7.96	4.39	2.91	2.12
Principal Window	Sep05-May35	Sep05-May35	Sep05-May35	Sep05-May35	Sep05-May35

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.